                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 22, 1999

                            HMG WORLDWIDE CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                     0-13121                     13-3402432
         --------                     -------                     ----------
(State or other jurisdiction    (Commission File No.)    (Employer Identification No.)
of incorporation)





475 Tenth Avenue, 12th Floor, New York, New York                     10018
------------------------------------------------                    --------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (212) 736-2300
                                                    ---------------

Item 5.       Other Events

              On February 24, 1999, the Company issued $5,000,000 of 7% Convertible Notes Due February 24, 2002 to two institutional investors. The principal amount of the Notes is convertible into shares of the Company's common stock at a conversion price of the lesser of $4.00 per share or a price based on the prevailing market price of the Company's common stock, subject to a maximum issuance of 2,160,000 shares upon the conversion of the Notes, taken together. The Notes were issued through a private placement; however, the Company has undertaken to register, for resale by the holders of the Notes, the shares which may be acquired upon the conversion of the Notes under the Securities Act of 1933.



Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (C) Exhibits

              1.  Form of Securities Purchase Agreement
              2.  Form of Convertible Note
              3.  Form of Registration Rights Agreement

                                        2

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 22, 1999                        HMG WORLDWIDE CORPORATION
                                             (Registrant)


                                             By: /s/ Robert V. Cuddihy, Jr.
                                                 ------------------------------
                                                 Robert V. Cuddihy, Jr.
                                                 Chief Operating Officer and
                                                 Chief Financial Officer